UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_______________________________________
FORM 8-K
 ________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 24, 2019
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Masonite International Corporation
(Exact name of registrant as specified in its charter)
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British Columbia, Canada	001-11796	98-0377314
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2771 Rutherford Road Concord, Ontario, Canada	L4K 2N6
(Address of principal executive offices)	(Zip Code)

(800) 895-2723
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)
 ________________________________________

Securities registered pursuant to Section 12(b) of the Act:
Common Stock (no par value)	DOOR	New York Stock Exchange
(Title of class)	(Trading symbol)	(Name of exchange on which registered)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 24, 2019, the Human Resources and Compensation Committee (the “Committee”) of the Board of Directors of Masonite International Corporation (the "Company") approved the grant under the Masonite International Corporation Amended and Restated 2012 Equity Incentive Plan (the “2012 Plan”) of a special equity retention award to James “Tony” Hair, President of the Company’s Global Residential Business. This award consists of 14,092 time-vesting restricted stock units that will vest in full on the earliest to occur of (i) the completion of a change in control (as defined in the 2012 Plan), (ii) involuntary termination by the Company of Mr. Hair without cause, or by Mr. Hair for Good Reason (each as defined in the 2012 Plan), (iii) Mr. Hair’s death or disability and (iv) May 2, 2020, subject to Mr. Hair’s continued employment with the Company on such date.
The Company’s Board of Directors and the Committee believe Mr. Hair will continue to play an instrumental role in the Company’s ability to meet its future business and strategic objectives working closely with the Company’s new president and chief executive officer, Howard Heckes.
Item 9.01 Financial Statements Exhibits.

Exhibit No.	Description
10.1	Restricted Stock Unit Agreement pursuant to the Masonite International Corporation Amended and Restated 2012 Equity Incentive Plan, dated as of May 24, 2019, by and between Masonite International Corporation and James A. Hair.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASONITE INTERNATIONAL CORPORATION

Date:	May 24, 2019	By:	/s/ Russell T. Tiejema
		Name:	Russell T. Tiejema
		Title:	Executive Vice President and Chief Financial Officer

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